UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2026

OLENOX INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1207 N. FM 3083 Bldg. C

Conroe, TX 77304

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (936) 323-6332

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	OLOX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, the Company received notification letters from the Listing Qualification Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it no longer met Nasdaq Listing Rule 5250(c)(1), the periodic filing requirement, because it had not filed its Form 10-K for the period ended December 31, 2025 (the “Form 10-K”), and Form 10-Q for the period ended March 31, 2026 (the “Form 10-Q”, and together with the Form 10-K, the “Delinquent Reports”). Nasdaq granted the Company an extension until July 31, 2026, to file the Delinquent Reports. Subsequently, on June 30, 2026, and July 31, 2026, the Company filed the Form 10-K and Form 10-Q, respectively.

On August 4, 2026, the Company received a notification letter (the “August Letter”) from the Staff that the Staff has determined that, due to the Company filing the Delinquent Reports, the Company is in compliance with Nasdaq Listing Rule 5250(c)(1). The Company’s common stock will continue to be listed and traded on The Nasdaq Capital Market under the symbol “OLOX”.

Item 7.01 Regulation FD Disclosure.

On August 5, 2026, the Company issued a press release announcing that it received the August Letter from Nasdaq and is in compliance with Nasdaq’s periodic filing requirements. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1(1)	Press Release dated August 6, 2026, Announcing August Letter from Nasdaq and Regaining Compliance with Nasdaq Periodic Filing Requirement
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

(1)	Exhibit is furnished and not filed, as described in Item 7.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLENOX INDUSTRIES INC.

Dated: August 6, 2026	By:	/s/ Michael McLaren
		Name:	Michael McLaren
		Title:	Chief Executive Officer

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